Acquisitions and Disposition of Oil and Gas Properties (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Acquisitions and Disposition of Oil and Gas Properties

Presented below is a summary of agreed-upon values associated with the Properties and the Separate Interests, along with a discussion of the interests in the Properties retained by the Sellers:

Properties:
Rex Lake/ Big Hollow (WY)	$511,025	(b)
Kansas	2,152,216	(a)
Montana	98,179	(b)
Wyoming	2,733,773	(b)
Buff (WY)	611,211	(b)
Colorado	2,507,678	(a)

Total Working Interest Properties	8,614,082
Separate Interests	2,385,918	(d)

	$11,000,000	(c)

(a)	For a period of ten years after the closing date, the Colorado and Kansas properties provide for additional consideration that is payable to Sellers based on increases in Nymex prices for oil and natural gas, without regard to changes in the Company’s oil and natural gas reserves (referred to as the “Price Increase Factor”). If Nymex thresholds of $90, $100, $110, $125 and $150 per barrel of oil are exceeded for periods of 61 consecutive days, incremental purchase consideration of $250,000, $250,000, $500,000, $500,000 and $2,000,000, respectively, will be payable to Sellers. Similarly, if Nymex thresholds of $5.00, $6.00, $7.50, $10.00 and $12.00 per MMbtu of natural gas are exceeded for periods of 61 consecutive days, incremental purchase consideration of $50,000, $50,000, $150,000, $250,000 and $250,000, respectively, will be payable to Sellers.

Presented below is a summary of agreed-upon values associated with the properties along with a discussion of the interests retained by the Sellers:

Rex Lake/ Big Hollow (WY)	$511,025	(b)
Kansas	2,152,216	(a)
Montana	98,179	(b)
Wyoming	2,733,773	(b)
Buff (WY)	611,211	(b)
Colorado	2,507,678	(a)
School Creek (WY)	2,385,918	(b)

	$11,000,000	(c)

(a)	The Colorado and Kansas properties provide for additional consideration that is payable to Sellers if proved producing reserves are increased on these properties through drilling or recompletion activities over a period of ten years after the closing date. To the extent that oil reserves increase, the Sellers are entitled to additional consideration of $250,000 for each increase of 20,000 net barrels. Furthermore, to the extent that oil and gas prices increase, the Sellers are entitled to additional consideration as the targeted price thresholds are exceeded for periods of 61 days. The maximum increase in purchase price for the Kansas and Colorado properties is limited to a maximum of $5 million.
(b)	The properties located in Wyoming and Montana provide a similar formula as used for Colorado and Kansas that could result in an obligation for additional purchase consideration to the extent that the Company performs future drilling or recompletion activities in formations that are not producing as of the closing date. Furthermore, if the Company sells properties where reserves have been proved up through drilling or recompletion, the Sellers have retained an interest of 70% in the net sales proceeds (after Arête receives a recovery of 125% of the original purchase allocation as contained in the table above). The maximum increase in purchase price for all properties shown in the table above is limited to a maximum of $25 million. Due to the sale of School Creek discussed below, the maximum future consideration has been reduced by approximately $4.6 million to $21.4 million.
(c)	Note that the values shown in this table are the allocation amounts attributable to the proved developed zones agreed to between the Company and the Sellers, before purchase adjustments for pre-acquisition net revenues received, oil in tanks and contingent purchase price adjustments. These adjustments do not modify the agreed upon value for purposes of the adjustments discussed above but will affect the purchase allocation under GAAP.